                                                                    EXHIBIT 99.1


                                                                    News Release

            TRANSWITCH CORPORATION ANNOUNCES FOURTH QUARTER RESULTS
            -------------------------------------------------------

(Shelton, CT) January 17, 2002 -- TranSwitch Corporation (NASDAQ: TXCC) announced today that it posted net revenues of $4.5 million and a pro forma net loss of ($12.9) million, or a pro forma diluted loss per share as adjusted of ($0.11) for the fourth quarter of 2001. The pro forma net loss for the prior quarter was ($9.7) million and pro forma net income was $15.0 million for the same period last year.

The net revenues of $4.5 million for the fourth quarter of 2001 were flat compared to net revenues for the prior quarter and were 91% below net revenues of $51.1 million for the same period last year. In addition, the Company reported a pro forma operating loss of ($18.7) million for the fourth quarter of 2001, versus a pro forma operating loss of ($15.1) million reported in the third quarter of 2001 and pro forma operating income of $20.3 million for the same period last year.

The pro forma net loss of ($12.9) million for the fourth quarter of 2001 excludes: (1) the write-down of approximately $14.5 million of excess inventory based on the Company's assessment of demand for current products, (2) the impact of approximately $31.2 million of restructuring costs of which approximately $1.8 million related to the November, 2001 workforce reduction and the remainder relating to the consolidation of four TranSwitch locations including future lease commitments, (3) a one-time non-cash charge of approximately $1.1 million to reflect the impairment of certain software, tools and licenses, and (4) a non-cash charge of approximately $4.2 million (after tax) related to the valuation allowance for deferred income taxes and other income tax adjustments. Pro-forma results also exclude amortization of goodwill, intangibles and unearned compensation related to acquisitions and the tax effects of items above.

When the pro forma adjustments referred to above are included, the net loss for the fourth quarter of 2001 was ($46.9) million, or ($0.52) per basic and diluted share, compared to net income of $14.8 million, or $0.18 and $0.17 per basic and diluted share, for the same period last year.

"In 2001, the semiconductor industry suffered, perhaps, its worst negative cycle in several decades. Yet, in spite of this industry-wide downturn, I am pleased to report that in 2001, we accelerated our design-win momentum, introduced a number of innovative products, acquired new technology and expertise and significantly strengthened our management team," stated Dr. Santanu Das, Chairman of the Board, Chief Executive Officer and President of TranSwitch Corporation. "When the business barometer first registered warnings, TranSwitch management decided to reduce expenses to lower the break-even point," continued Dr. Das.

"We strongly believe that the biggest opportunity for next generation VLSI solutions will be in the access and the metropolitan area markets. TranSwitch also believes that the overall public network market will transition from voice-oriented applications to more multi-service and data-oriented applications," stated Dr. Das.

"Our challenge is to focus on the new opportunities we see in the changing communications landscape. To exploit this opportunity, TranSwitch management has swiftly implemented a strategy that will accelerate our development of next generation data oriented VLSI products, while maximizing revenues for our existing product portfolio," continued Dr. Das. "Our customers express their confidence in our product road-map by consistently increasing the level of TranSwitch products that are designed into their offerings. Also, most of our design wins from 1999 and 2000 remain in place further strengthening our foundation for the long term," stated Dr. Das.

"In summary, we remain confident that with the actions we have taken and the strategy we are executing, we are very well positioned to strengthen our leadership position in this industry," concluded Dr. Das.

There will be a conference call regarding this announcement on Thursday, January 17, 2002 at 5:30 PM EST. The dial-in number is 1-712-271-3875, the conference passcode is TRANSWITCH and the leader will be PETER TALLIAN. The call will be recorded and a replay will be available for 30 days at 1-402-280-9986 using the same passcode and leader information beginning at 7:30 PM EST. Interested parties can also access the webcast via www.call.com by clicking on the TranSwitch Corporation conference call link. This audio webcast will also be available on a replay basis for 30 days.

ABOUT TRANSWITCH CORPORATION:

  TranSwitch Corporation, headquartered in Shelton, Connecticut, is a leading developer and global supplier of innovative high-speed VLSI semiconductor solutions - Connectivity Engines (TM)- to original equipment manufacturers who serve three fast-growing end-markets: the Worldwide Public Network Infrastructure, the Internet Infrastructure, and corporate Wide Area Networks
  (WANs). Combining its in-depth understanding of applicable global communication standards and its world-class expertise in semiconductor design, TranSwitch Corporation implements communications standards in VLSI solutions that deliver high levels of performance. Committed to providing high-quality products and service, TranSwitch is ISO 9001 registered. Detailed information on TranSwitch products, news announcements, seminars, service and support is available on TranSwitch's home page at the World Wide Web site - http://www.transwitch.com.

  Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements regarding TranSwitch and its operations involve risks and uncertainties, including without limitation risks of downturns in economic conditions generally, and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch's products and products developed by TranSwitch's customers; risks associated with foreign sales and high customer concentration; risks associated with acquiring new businesses; risks relating to our indebtedness; risks of dependence on third-party VLSI fabrication facilities, intellectual property rights and litigation; risks in technology development and commercialization; risks associated with competition and competitive pricing pressures; risks of failing to attract and retain key managerial and technical personnel; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.


  FOR MORE INFORMATION CONTACT: Peter J. Tallian, Chief Financial Officer TranSwitch Corporation Phone: 203/929-8810 ext. 2427 Fax: 203/926-9453 www.transwitch.com

                            TranSwitch Corporation
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except for per share amounts)
                                  (unaudited)

                                                     Three Months Ended                Twelve Months Ended
                                                        December 31,                       December 31,
                                                     2001             2000            2001               2000
                                              ---------------     ------------    --------------     -------------

NET REVENUES                                         $  4,498          $51,052          $ 58,682          $155,083
------------

Cost of revenues                                        2,198           14,452            21,263            46,147
                                              ---------------     ------------    --------------     -------------


GROSS PROFIT                                            2,300           36,600            37,419           108,936
------------

Operating Expenses
------------------
   Research and development                            14,622            8,307            49,260            24,221
   Marketing and sales                                  3,947            6,340            22,169            20,518
   General and administrative                           2,477            1,699             9,024             5,634
                                              ---------------     ------------    --------------     -------------


Total operating expenses                               21,046           16,346            80,453            50,373
------------------------                      ---------------     ------------    --------------     -------------


OPERATING (LOSS) INCOME                               (18,746)          20,254           (43,034)           58,563
-----------------------

Interest (expense) income, net                         (1,273)           3,445             2,608             8,522
                                              ---------------     ------------    --------------     -------------


(Loss) income before income taxes                     (20,019)          23,699           (40,426)           67,085

(Benefit) provision for income taxes                   (7,086)           8,675           (14,466)           24,383
                                              ---------------     ------------    --------------     -------------


NET (LOSS) INCOME                                    $(12,933)         $15,024          $(25,960)         $ 42,702
-----------------                             ===============     ============    ==============     =============


DILUTED (LOSS) EARNINGS PER SHARE                      $(0.14)           $0.17            $(0.30)            $0.44
---------------------------------             ===============     ============    ==============     =============


DILUTED (LOSS) EARNINGS PER SHARE - AS
=====================================
ADJUSTED                                               $(0.11)           $0.19            $(0.15)            $0.52
=========                                     ===============     ============    ==============     =============


Diluted average shares outstanding                     90,804           89,500            86,904            87,559

Diluted average shares outstanding - as
 adjusted                                              96,830           96,929            97,350            90,035


1. The above pro forma consolidated statements of operations reflect the following:
(a) For purposes of calculating diluted (loss) earnings per share and diluted
(loss) earnings per share - as adjusted, certain pro forma adjustments have been made and are included in the Reconciliation of Unaudited Consolidated Statements of Operations to the Unaudited Pro Forma Consolidated Statements of Operations;
(b) For purposes of calculating diluted (loss) earnings per share - as adjusted, in the money options for the three and twelve months ended December 31, 2001 of 954 and 4,292 are included for consistent presentation; and
(c) For purposes of calculating diluted (loss) earnings per share - as adjusted, we are including the assumed conversion of convertible notes, and accordingly, interest expense (after tax) of $2,296 is a reduction of the net loss and additional shares of common stock of 5,072 are assumed outstanding for the fourth quarter of 2001, and interest expense (after tax) of $11,191 is a reduction of the net loss and 6,154 additional shares of common stock are assumed outstanding for the twelve months of 2001.

2. These calculations are not a GAAP presentation.

                             TranSwitch Corporation
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except for per share amounts)
                                  (unaudited)

                                                                Three Months Ended                  Twelve Months Ended
                                                                    December 31,                       December 31,
                                                                 2001             2000            2001               2000
                                                               --------         -------         ---------          --------
NET REVENUES                                                   $  4,498         $51,052         $  58,682          $155,083
------------

Cost of revenues                                                  2,198          14,452            21,263            46,147

Cost of revenues - provision for excess inventories              14,524               -            39,218                 -
                                                               --------         -------         ---------          --------

                                                                (12,224)         36,600            (1,799)          108,936
GROSS PROFIT
------------

Operating expenses:
-------------------
    Research and development                                     14,686           8,307            49,324            24,221

    Marketing and sales                                           3,947           6,340            22,169            20,518

    General and administrative                                    2,477           1,699             9,024             5,634

    Amortization of goodwill and other intangibles                  670             231             2,476               384

    In-process research and development                               -               -            22,000             2,800

    EASICS NV merger costs                                            -               -                 -             1,163

    Restructuring charges                                        31,200               -            32,492                 -

    Asset impairments                                             1,132               -             1,731                 -
                                                               --------         -------         ---------          --------

Total operating expenses                                         54,112          16,577           139,216            54,720
-------------------------                                      --------         -------         ---------          --------

OPERATING (LOSS) INCOME                                         (66,336)         20,023          (141,015)           54,216
-----------------------

Interest (expense) income, net                                   (1,273)          3,445             2,608             8,522
                                                               --------         -------         ---------          --------

(Loss) income before income taxes and extraordinary gain        (67,609)         23,468          (138,407)           62,738

(Benefit) provision for income taxes                            (21,640)          8,675           (38,850)           24,383
                                                               --------         -------         ---------          --------

(Loss) income before extraordinary gain                         (45,969)         14,793           (99,557)           38,355

Extraordinary gain from repurchase of 4.5% convertible
 notes, net of income taxes of $967 and $13,214,
 respectively                                                      (967)              -            22,093                 -
                                                               --------         -------         ---------          --------


NET (LOSS) INCOME                                              $(46,936)        $14,793          $(77,464)          $38,355
-----------------                                              ========         =======          ========           =======

BASIC (LOSS) EARNINGS PER COMMON SHARE:

(Loss) income before extraordinary gain                        $  (0.51)        $  0.18          $  (1.14)          $  0.47

Extraordinary gain                                                (0.01)              -              0.25                 -
                                                               ========         =======          ========           =======
Net (loss) income                                              $  (0.52)        $  0.18          $  (0.89)          $  0.47
                                                               ========         =======          ========           =======


DILUTED (LOSS) EARNINGS PER COMMON SHARE:

(Loss) income before extraordinary gain                        $  (0.51)        $  0.17          $  (1.14)          $  0.44

Extraordinary gain                                                (0.01)              -              0.25                 -
                                                               --------         -------         ---------          --------

                                                               ========         =======          ========           =======
Net (loss) income                                              $  (0.52)        $  0.17          $  (0.89)          $  0.44
                                                               ========         =======          ========           =======


Basic average shares outstanding                                 90,804          83,324            86,904            81,681

Diluted average shares outstanding                               90,804          89,500            86,904            87,559
---------------------------------------------------------------------------------------------------------------------------

1. The above consolidated statements of operations reflect the following:
(a) Share and per-share amounts have been adjusted for the 3-for-2 stock split effective January 11, 2000 and the 2-for-1 stock split effective August 10, 2000.
(b) For purposes of calculating diluted (loss) earnings per share, the assumed conversion of options and convertible notes into common stock are not taken into consideration as the effect is anti-dilutive for 2001 periods presented.
(c) Research and development includes the amortization of unearned compensation in the amount of $64 for the three months and fiscal year ended December 31, 2001.

                             TranSwitch Corporation
    RECONCILIATION OF UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS TO THE
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             (amounts in thousands)



                                                                    Three Months                       Twelve Months
                                                                  Ended December 31,                 Ended December 31,
                                                                  2001           2000              2001              2000
                                                                --------        -------          --------           -------

NET (LOSS) INCOME, UNAUDITED CONSOLIDATED STATEMENTS OF         $(46,936)       $14,793          $(77,464)          $38,355
 OPERATIONS

Provision for excess inventories                                  14,524              -            39,218                 -

Amortization of unearned compensation                                 64              -                64                 -

Amortization of goodwill and intangible assets                       670            231             2,476               384

Purchased in-process research & development                            -              -            22,000             2,800

EASICS NV merger expenses                                              -              -                 -             1,163

Restructuring charges                                             31,200              -            32,492                 -

Asset impairments                                                  1,132              -             1,731                 -

Valuation allowance for deferred income taxes                      3,157              -             3,157                 -

Difference in provision (benefit) for income taxes               (17,711)             -           (27,541)                -

Extraordinary gain from repurchase of 4.5% convertible               967              -           (22,093)                -
 notes, net of income taxes
                                                                --------        -------          --------           -------
NET (LOSS) INCOME, UNAUDITED PRO FORMA STATEMENTS OF
 OPERATIONS                                                     $(12,933)       $15,024          $(25,960)          $42,702
                                                                ========        =======          ========           =======


                             TranSwitch Corporation
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                  (unaudited)

                                                                          December 31,         December 31,
                                                                              2001                2000
                                                                            --------            --------
            ASSETS
            ======
Cash and short-term investments                                             $409,592            $564,124

Accounts receivable, net                                                       3,525              28,443

Inventories                                                                    8,227              14,898

Other current assets                                                           5,959               9,360
                                                                            --------            --------

Total current assets                                                         427,303             616,825
--------------------                                                        --------            --------

Long-term investments                                                         26,582              54,183

Property and equipment, net                                                   18,946              13,464

Deferred income taxes, net                                                    65,536              22,019

Goodwill and purchased intangible assets, net                                 56,107               8,447

Other assets                                                                  24,237              26,692
                                                                            --------            --------

TOTAL ASSETS                                                                $618,711            $741,630
============                                                                ========            ========

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ====================================

Accounts payable, accrued expenses and other current
 liabilities                                                                $ 22,297            $ 23,891


Restructuring liabilities                                                      2,999                   -
                                                                            --------            --------

Total current liabilities                                                     25,296              23,891
-------------------------                                                   --------            --------

Restructuring liabilities                                                     26,925                   -

Convertible notes                                                            314,050             460,000
                                                                            --------            --------

Total liabilities                                                            366,271             483,891
-----------------                                                           --------            --------

Total stockholders' equity                                                   252,440             257,739
--------------------------                                                  --------            --------


TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $618,711            $741,630
========================================                                    ========            ========